Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE, dated as of February 8, 2021 (the “Supplemental Indenture”), is by and among CONOCOPHILLIPS, a Delaware corporation (the “Company”), CONOCOPHILLIPS COMPANY, a Delaware corporation (the “Guarantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the Guarantor, as successor to Conoco Inc. and Phillips Petroleum Company, and the Trustee, as successor to The Bank of New York, are parties to an Indenture, dated as of October 9, 2002 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), relating to the issuance from time to time by the Company of its Securities on terms to be specified at the time of issuance;

WHEREAS, Section 9.01(8) of the Base Indenture provides that the Company, the Guarantor and the Trustee may amend or supplement the Base Indenture to change or eliminate any of the provisions of the Base Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

WHEREAS, Section 9.01(9) of the Base Indenture provides that the Company, the Guarantor and the Trustee may amend or supplement the Base Indenture to establish the form or terms of Securities of any series as permitted by Section 2.01 of the Base Indenture;

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of October 18, 2020, among the Company, Falcon Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Concho Resources Inc., a Delaware corporation (“Concho”), pursuant to which on January 15, 2021, Merger Sub merged with and into Concho (the “Merger”), with Concho surviving the Merger as a wholly owned subsidiary of the Company;

WHEREAS, in connection with the Merger, pursuant to an Offering Memorandum and Consent Solicitation Statement, dated as of December 7, 2020 (the “Offering Memorandum”), the Company has offered certain eligible holders of Concho’s 3.750% Senior Notes due 2027, Concho’s 4.300% Senior Notes due 2028, Concho’s 2.400% Senior Notes due 2031, Concho’s 4.875% Senior Notes due 2047 and Concho’s 4.850% Senior Notes due 2048 (collectively, the “Concho Notes”) to exchange any and all of their Concho Notes for corresponding series of Securities of the Company (the “Exchange Offers”);

WHEREAS, in connection with the Exchange Offers, the Company desires to issue five separate series of Securities, and has duly authorized the creation and issuance of such Securities and the execution and delivery of this Supplemental Indenture to modify the Base Indenture and provide certain additional provisions as hereinafter described;

WHEREAS, the parties hereto deem it advisable to enter into this Supplemental Indenture for the purpose of establishing the terms of such Securities and providing for the rights, obligations and duties of the Trustee with respect to such Securities; and

WHEREAS, all conditions and requirements of the Base Indenture necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.

NOW, THEREFORE, for consideration, the adequacy and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

Section 1.01        Supplemental Indenture Integral Part of Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.02        Definitions and Headings.

(a)               Capitalized terms used herein and not defined herein shall have the meanings specified in the Base Indenture;

(b)               All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)               The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)               For all purposes of this Supplemental Indenture, capitalized terms used herein shall have the respective meanings specified below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of DTC, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, S.A., or the successor to its securities clearance and settlement operations.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a Stated Maturity comparable to the remaining term of the Notes to be redeemed, calculated as if the Stated Maturity date of the Notes were the applicable Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Stated Maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations or (b) if the Quotation Agent obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Definitive Note” means a certificated Note containing, if required, the Restricted Notes Legend set forth in Section 2.09(e)(ii).

“DTC” means the Depository Trust Company, a New York corporation.

“Euroclear” means Euroclear S.A./N.V., a company organized under the laws of Belgium, as operator of the Euroclear System, or its successor in such capacity.

“Exchange Notes” has the meaning specified in the Registration Rights Agreement.

“Global Notes Legend” means the legend set forth in Section 2.09(e)(i).

“Initial Notes” means the Notes issued pursuant to this Supplemental Indenture on the date hereof.

“Interest Payment Date”, when used with respect to any Notes, means the date specified in such Notes as the fixed date on which an installment of interest is due and payable.

“Make-Whole Basis Points”, in respect of a series of Notes, means the number of basis points set forth below under the heading “Make-Whole Basis Points” across from the name of such series of Notes.

Series of Notes	Make-Whole Basis Points
2027 Notes	25 basis points
2028 Notes	25 basis points
2031 Notes	30 basis points
2047 Notes	35 basis points
2048 Notes	30 basis points

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by DTC), or any successor Person thereto and will initially be the Trustee.

“Par Call Date”, in respect of a series of Notes, means the date set forth under the heading “Par Call Date” below across from the name of such series of Notes.

Series of Notes	Par Call Date
2027 Notes	July 1, 2027
2028 Notes	May 15, 2028
2031 Notes	November 15, 2030
2047 Notes	April 1, 2047
2048 Notes	February 15, 2048

“Place of Payment” means the offices of the Trustee; provided that, at the option of the Company, the Company may pay amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Notes.

“Qualified Institutional Buyer” or “QIB” has the meaning specified in Rule 144A promulgated under the Securities Act.

“Quotation Agent” means a Primary Treasury Dealer appointed by the Company.

“Redemption Date”, when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

“Redemption Price”, when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.

“Reference Treasury Dealer” means each of Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and an additional Primary Treasury Dealer selected by the Company, or a Primary Treasury Dealer selected by any of them, and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer, referred to herein as a “Primary Treasury Dealer,” the Company will substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of February 8, 2021, among the Company, the Guarantor and the Dealer Managers (as defined in the Offering Memorandum).

“Regulation S” means Regulation S promulgated under the Securities Act.

“Restricted Notes Legend” means the legend set forth in Section 2.09(e)(ii).

“Restricted Period” means, with respect to any Notes, the period that is forty (40) days after the later of (i) the original issue date of the Notes and (ii) the date when the Notes or any predecessor of the Notes are first offered to Persons other than distributors (as defined in Rule 902 of Regulation S) in reliance on Regulation S.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Transfer Restricted Note” means any Note that contains or is required to contain a Restricted Notes Legend.

Section 1.03        Index of Defined Terms.

Term	Page

2027 Notes	6
2028 Notes	6
2031 Notes	6
2047 Notes	7
2048 Notes	7
Additional Notes	7
Adjusted Treasury Rate	2
Applicable Procedures	2
Base Indenture	1
Clearstream	2
Company	1
Comparable Treasury Issue	2
Comparable Treasury Price	3
Concho	1
Concho Notes	1
Definitive Note	3
DTC	3
Euroclear	3
Exchange Notes	3
Exchange Offers	1
Global Notes	9
Global Notes Legend	3
Guarantor	1
Indenture	1
Initial Notes	3
Interest Payment Date	3
Make-Whole Basis Points	3
Merger	1
Merger Sub	1
Notes	7
Notes Custodian	3
Offering Memorandum	1
Par Call Date	3
Place of Payment	4
Primary Treasury Dealer	4
QIB	4
Qualified Institutional Buyer	4
Quotation Agent	4
Redemption Date	4
Redemption Price	4
Reference Treasury Dealer	4
Reference Treasury Dealer Quotations	4
Registered Exchange Offer	4
Registration Rights Agreement	4
Regulation S	5
Regulation S Global Note	9
Remaining Life	3
Restricted Notes Legend	5
Restricted Period	5
Rule 144	5
Rule 144A	5
Rule 144A Global Note	9
Securities Act	5
Supplemental Indenture	1
Transfer Restricted Note	5
Trustee	1

ARTICLE II

THE NOTES

Section 2.01        Title of Securities. There will be:

(a)               a series of Securities designated the “3.750% Notes due 2027” of the Company (the “2027 Notes”);

(b)               a series of Securities designated the “4.300% Notes due 2028” of the Company (the “2028 Notes”);

(c)               a series of Securities designated the “2.400% Notes due 2031” of the Company (the “2031 Notes”);

(d)               a series of Securities designated the “4.875% Notes due 2047” of the Company (the “2047 Notes”);

(e)               a series of Securities designated the “4.850% Notes due 2048” of the Company (the “2048 Notes” and, together with the 2027 Notes, the 2028 Notes, the 2031 Notes and the 2047 Notes, the “Notes”).

Section 2.02        Limitation of Aggregate Principal Amounts.

(a)               The aggregate principal amount of the 2027 Notes will initially be limited to $981,172,000.

(b)               The aggregate principal amount of the 2028 Notes will initially be limited to $972,920,000.

(c)               The aggregate principal amount of the 2031 Notes will initially be limited to $489,351,000.

(d)               The aggregate principal amount of the 2047 Notes will initially be limited to $799,770,000.

(e)               The aggregate principal amount of the 2048 Notes will initially be limited to $589,822,000.

(f)                In the case of each series of Notes, the aggregate principal amount specified in this Section 2.02 will be subject to the amount of such series that is authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 of the Base Indenture and the amount of any Securities of such series which, pursuant to Section 2.04 and 2.17 of the Base Indenture, are deemed never to have been authenticated and delivered thereunder.

(g)               The authorized aggregate principal amount of any series of Notes may be increased before or after the issuance of such Notes by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided, however, that any such additional Notes (“Additional Notes”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Notes of such series issued hereunder will have a separate CUSIP, ISIN and other identifying number. The Notes of each series and any Additional Notes of such series, together with any Exchange Notes issued with respect to such series in accordance with the Registration Rights Agreement, will be treated as a single series for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions.

Section 2.03        Principal Payment Dates.

(a)               The principal amount of the 2027 Notes outstanding (together with any accrued and unpaid interest) will be payable in a single installment on October 1, 2027, which date will be the Stated Maturity of the 2027 Notes.

(b)               The principal amount of the 2028 Notes outstanding (together with any accrued and unpaid interest) will be payable in a single installment on August 15, 2028, which date will be the Stated Maturity of the 2028 Notes.

(c)               The principal amount of the 2031 Notes outstanding (together with any accrued and unpaid interest) will be payable in a single installment on February 15, 2031, which date will be the Stated Maturity of the 2031 Notes.

(d)               The principal amount of the 2047 Notes outstanding (together with any accrued and unpaid interest) will be payable in a single installment on October 1, 2047, which date will be the Stated Maturity of the 2047 Notes.

(e)               The principal amount of the 2048 Notes outstanding (together with any accrued and unpaid interest) will be payable in a single installment on August 15, 2048, which date will be the Stated Maturity of the 2048 Notes.

Section 2.04        Interest on the Notes.

(a)               The 2027 Notes will accrue interest at a rate of 3.750% per annum and will be payable semiannually in cash on each April 1 and October 1, to the persons who are registered holders of the 2027 Notes at the close of business on the March 15 and September 15 immediately preceding the applicable Interest Payment Date.

(b)               The 2028 Notes will accrue interest at a rate of 4.300% per annum and will be payable semiannually in cash on each February 15 and August 15, to the persons who are registered holders of the 2028 Notes at the close of business on the February 1 and August 1 immediately preceding the applicable Interest Payment Date.

(c)               The 2031 Notes will accrue interest at a rate of 2.400% per annum and will be payable semiannually in cash on each February 15 and August 15, to the persons who are registered holders of the 2031 Notes at the close of business on the February 1 and August 1 immediately preceding the applicable Interest Payment Date.

(d)               The 2047 Notes will accrue interest at a rate of 4.875% per annum and will be payable semiannually in cash on each April 1 and October 1, to the persons who are registered holders of the 2047 Notes at the close of business on the March 15 and September 15 immediately preceding the applicable Interest Payment Date.

(e)               The 2048 Notes will accrue interest at a rate of 4.850% per annum and will be payable semiannually in cash on each February 15 and August 15, to the persons who are registered holders of the 2048 Notes at the close of business on the February 1 and August 1 immediately preceding the applicable Interest Payment Date.

(f)                Interest with respect to the Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

(g)               Interest on each series of Notes will accrue from the last Interest Payment Date on which interest was paid or duly provided for with respect to the applicable series of Concho Notes, or, in the case of any Additional Notes issued subsequent to the date hereof, as specified in connection with the issuance thereof.

Section 2.05        Method of Payment. The Trustee will initially act as Paying Agent and Registrar. The Company will pay the principal of, premium (if any) on and interest on and any additional amounts with respect to the Notes in Dollars. Such amounts shall be payable at the Place of Payment.

Section 2.06        Sinking Fund Obligations. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

Section 2.07        Denomination. The Notes will be issued only in fully registered form, without coupons, in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

Section 2.08        Form of Notes.

(a)               Each series of the Notes shall be substantially in the form of the corresponding Annex attached hereto (other than, with respect to (x) any Additional Notes of any series of the Notes, changes related to issue date, issue price, under some circumstances, the first Interest Payment Date of such Additional Notes and, if such Additional Notes are not fungible, for U.S. federal income tax purposes, with the original Notes of such series issued hereunder, the CUSIP, ISIN and other identifying numbers and (y) any Exchange Notes of any series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers and other changes customary for debt securities registered pursuant to the Securities Act). The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each Note shall be dated the date of its authentication.

(b)             On the date of this Supplemental Indenture, the Initial Notes shall be exchanged for the Concho Notes pursuant to the Offering Memorandum. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, purchasers in reliance on Regulation S, and otherwise, subject to the restrictions on transfer set forth herein. Notes initially issued to QIBs shall be initially issued in the form of one or more permanent Global Securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially issued to non-U.S. Persons pursuant to Regulation S shall be initially issued in the form of one or more permanent Global Securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the Restricted Notes Legend set forth in Section 2.09(e) hereof. Such Global Securities shall be deposited on behalf of the eligible holders of the Notes represented thereby with the Notes Custodian and registered in the name of Cede & Co., as nominee of DTC, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC or its nominee as hereinafter provided.

(c)               The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Supplemental Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and agree to be bound thereby. If there is any conflict between the terms of the Notes and this Supplemental Indenture, the terms of this Supplemental Indenture shall govern. With respect to the Notes, if there is any conflict between the terms of the Base Indenture and this Supplemental Indenture, the terms of this Supplemental Indenture shall govern.

Section 2.09        Special Transfer Provisions.

(a)               Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request to transfer or exchange, if such Definitive Notes are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Note) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.09(e)(ii) shall be delivered by the transferor to the Trustee.

(b)               Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer to a Global Note in form reasonably satisfactory to the Company and the Registrar, together with:

(i)               certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) to a non-U.S. Person outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(ii)              written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the DTC account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between DTC and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled.

(c)               Transfer and Exchange of Global Notes.

(i)               Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note of the same series, whether before or after the expiration of the Restricted Period, shall be made in accordance with the procedures of DTC and only upon receipt by the Trustee of a written certification (in the form set forth on the reverse side of the Initial Note) from the transferor to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or (if available) Rule 144 under the Securities Act and, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear, Clearstream or DTC.

(ii)              Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series in accordance with the procedures of DTC if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form set forth on the reverse side of the Initial Note) to the effect that the beneficial interest in the Regulation S Global Note is being transferred (A) to a Person who the transferor reasonably believes to be a QIB, (B) to a Person who is purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iii)             In the event that a Global Note is exchanged for Definitive Notes prior to the consummation of the Registered Exchange Offer or the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.09 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d)               Restrictions on Transfer of Regulation S Global Notes.

(i)               Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear, Clearstream or DTC. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear, Clearstream or DTC in accordance with the Applicable Procedures and only (A) to the Company or any Subsidiary thereof, (B) pursuant to a registration statement that has been declared effective under the Securities Act, (C) for so long as such security is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) pursuant to offers and sales to non-U.S. Persons that occur outside the United States (within the meaning of Regulation S under the Securities Act), or (E) pursuant to another available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, subject to the Company’s and the Trustee’s right prior to any such offer, sale or transfer pursuant to clause (D) or (E) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or 144A of the Securities Act and upon receipt by the Trustee of a written certification (in the form on the reverse side of the Initial Note).

(ii)             Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e)            Legend.

(i)             Each Note certificate evidencing the Global Notes (and all Notes that are Global Notes issued in exchange therefor or in substitution thereof) will contain a legend substantially to the following effect (each defined term in the legend being defined as such for purposes of the legend only):

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

(ii)              Except as permitted by the following paragraphs (iii), (iv), (v) or (vi), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) will contain a legend substantially to the following effect (each defined term in the legend being defined as such for purposes of the legend only):

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)               REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)              AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)             TO CONOCOPHILLIPS,

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)              IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(iii)             Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iv)             After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(v)              Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend will be deposited with the Notes Custodian and the corresponding Initial Notes cancelled.

(vi)             Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

Section 2.10        Optional Redemption.

(a)               On and after the applicable Par Call Date, the Company may redeem all or, from time to time, a part of the Notes of a series at a Redemption Price equal to 100.0% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(b)               In addition, the Notes of a series may be redeemed, in whole or in part, at any time prior to the applicable Par Call Date at the option of the Company, at a Redemption Price equal to the greater of (i) 100.0% of the principal amount of the Notes redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been due if the Notes matured on the Par Call Date (not including any portion of those payments of interest accrued to the Redemption Date), discounted to the Redemption Date on a semiannual basis (assuming 360-day years, each consisting of twelve 30-day months) at the Adjusted Treasury Rate plus the applicable Make-Whole Basis Points, together with accrued and unpaid interest, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

Section 2.11        Selection by Trustee of Notes to Be Redeemed.

(a)               If less than all the Notes of a series are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee, from the outstanding Notes of such series not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed, then on a pro rata basis—or, with respect to the 2027 Notes and the 2047 Notes only, by lot or by such other method as the Trustee, in its sole discretion, shall deem fair and appropriate—(or, in the case of Global Notes, Notes will be selected for redemption using the method prescribed by DTC), and which may provide for the selection for redemption of a portion of the principal amount of any Notes, provided that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note.

(b)               For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

Section 2.12        Notice of Redemption.

(a)               Notice of redemption shall be mailed by first-class mail (or sent electronically, if DTC is the recipient), postage prepaid, at least twenty (20) but not more than sixty (60) days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Registrar, except that redemption notices may be sent more than sixty (60) days prior to a Redemption Date if the notice is issued in connection with a legal defeasance or covenant defeasance of the Notes or a satisfaction and discharge of the Indenture, in each case pursuant to Article VIII of the Base Indenture.

(b)               All notices of redemption shall state:

(1)	with respect to the 2031 Notes only, the paragraph of the Notes and/or section of this Indenture pursuant to which the Notes called for redemption are being redeemed;

(2)	the Redemption Date;

(3)	the Redemption Price, if then determined and otherwise the basis for its determination;

(4)	if less than all the outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption of any such Notes, the principal amounts) of the particular Notes to be redeemed;

(5)	that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date;

(6)	the place or places where each such Note is to be surrendered for payment of the Redemption Price;

(7)	with respect to 2031 Notes only, that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(8)	the CUSIP/ISIN numbers of the Notes;

(9)	with respect to the 2031 Notes only, that no representation is made as to the correctness or accuracy of the CUSIP/ISIN numbers, if any, listed in such notice or printed on the Notes; and

(10)	any conditions precedent for the redemption or notice of redemption.

(c)               With respect to the 2027 Notes and the 2047 Notes only, notice of redemption of such Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

(d)               With respect to the 2028 Notes, the 2031 Notes and the 2048 Notes only, notice of redemption of such Notes to be redeemed at the election of the Company shall be given by the Company. At the Company’s request, the Trustee shall give the notice of redemption in the name and at the expense of the Company; provided that the Company shall have delivered to the Trustee, at least five (5) Business Days before notice of redemption is required to be given pursuant to Section 2.12(a) (unless a shorter notice shall be satisfactory to the Trustee), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 2.12(b).

(e)               Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and notice of any such redemption may be given prior to the completion or the occurrence of such conditions precedent. If a redemption is subject to any condition precedent, the notice of such redemption shall describe such condition and, if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the date that the notice of redemption is sent) as such condition is satisfied or waived, or such redemption may not occur and such notice may be rescinded should such condition not be satisfied or waived by the Redemption Date, or by the Redemption Date as so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the good faith judgment of the Company such condition will not be satisfied. With respect to the 2028 Notes, the 2031 Notes and the 2048 Notes only, the Company shall provide written notice of the satisfaction or waiver of such conditions, the delay of such Redemption Date or the rescission of such notice of redemption to the Trustee prior to the close of business one Business Day prior to the Redemption Date, and the Trustee shall provide such notice to each Holder in the same manner in which the notice of redemption was given. In addition, with respect to all series of the Notes, the Company may provide in such notice that payment of the Redemption Price and performance of its other obligations with respect to such redemption may be performed by another Person.

Section 2.13        Deposit of Redemption Price. Prior to 11:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.06 of the Base Indenture) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.

Section 2.14        Notes Payable on Redemption Date.

(a)               Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (unless any condition of such notice or redemption has not been satisfied), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with said notice, such Notes shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more predecessor notes, registered as such at the close of business on the relevant record dates according to their terms and the provisions hereof and of Section 2.14 of the Base Indenture.

(b)               If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

Section 2.15        Notes Redeemed in Part. Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

ARTICLE III

AMENDMENTS TO BASE INDENTURE

Section 3.01        Amendments to Article One of the Base Indenture. Solely as it relates to the Notes, the following definitions in the Base Indenture are hereby deleted in their entirety and replaced with the following:

(a)               “Corporate Trust Office of the Trustee” means the office of the Trustee located as 601 Travis Street, 16th Floor, Houston, Texas 77002.

(b)               “Guarantor” means the Person named as “Guarantor” in the first paragraph of this instrument, until a successor to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.

(c)               “Opinion of Counsel” means a written opinion reasonably acceptable to the Trustee. Such written opinion must be from legal counsel, and such counsel may be an employee of or counsel to the Company, the Guarantor or an Affiliate of the Company or the Guarantor.

(d)               “Responsible Officer” means any officer within the corporate trust department of the Trustee, including any vice president, assistant secretary, senior associate, associate, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the person who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

Section 3.02        Amendment to Section 2.04 of the Base Indenture. Solely as it relates to the Notes, Section 2.04 of the Base Indenture is hereby amended as follows:

(a)               in the third paragraph, the phrase “a written statement” shall be deleted and replaced with the phrase “an Officers’ Certificate”;

(b)               in the fifth paragraph, the phrase “If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01,” shall be deleted and the subsequent word “in” shall be capitalized; and

(c)               in the second to last paragraph, the word “any” shall be inserted between the words “by” and “such agent.”

Section 3.03        Amendment to Section 2.09 of the Base Indenture. Solely as it relates to the Notes, the last paragraph of Section 2.09 of the Base Indenture is hereby amended by adding “and the Guarantor” to the end of the last sentence.

Section 3.04        Amendment to Section 2.10 of the Base Indenture. Solely as it relates to the Notes, the second paragraph of Section 2.10 of the Base Indenture is hereby amended by replacing the words “bona fide” with the word “protected.”

Section 3.05        Amendment to Section 2.12 of the Base Indenture. Solely as it relates to the Notes, the words “the Company and” shall be inserted in front of the phrase “the Guarantors shall execute” in the first and third sentences of Section 2.12 of the Base Indenture.

Section 3.06        Amendment to Section 2.14 of the Base Indenture. Solely as it relates to the Notes, clause (2) of the first paragraph of Section 2.14 of the Base Indenture is hereby amended by adding the phrase “wire transfer or by” before “check payable.”

Section 3.07        Amendment to Section 2.17 of the Base Indenture. Solely as it relates to the Notes, Section 2.17 of the Base Indenture is hereby amended as follows:

(a)               in the second to last paragraph, the phrase “written instructions” shall be deleted and replaced with the phrase “an Officer’s Certificate”;

(b)               in the second to last paragraph, the phrase “written statement” shall be deleted and replaced with the phrase “Officer’s Certificate”; and

(c)               the following sentence shall be added to the end of Section 2.17 of the Base Indenture: “Neither the Trustee nor any Agent shall have any responsibility for any action taken or not taken by the Depository.”

Section 3.08        Amendment to Section 4.02 of the Base Indenture. Solely as it relates to the Notes, the phrase “of the Trustee in The City of New York, which on the date hereof is located at 101 Barclay Street, Floor 8W” in the first paragraph of Section 4.02 of the Base Indenture is hereby deleted and replaced in its entirety with the following phrase: “of an affiliate of the Trustee in The City of New York, which on the date hereof is located at 101 Barclay Street, 8 West.”

Section 3.09        Amendment to Section 4.03(a) of the Base Indenture. Solely as it relates to the Notes, the following phrase shall be added after the phrase “the Exchange Act” in Section 4.03(a) of the Base Indenture: “provided that the delivery obligation hereunder shall be deemed satisfied by the Company and the Guarantor if all such items are made available to the Trustee on the Company’s or Guarantor’s website or at the website of the SEC.”

Section 3.10        Amendment to Section 5.01 of the Base Indenture. Solely as it relates to the Notes, the following phrases shall be deleted from Section 5.01 of the Base Indenture: “or of the Guarantors” and “or the other Guarantor.”

Section 3.11        Amendment to Section 6.01 of the Base Indenture. Solely as it relates to the Notes, the following phrase in the second to last paragraph of Section 6.01 of the Base Indenture and in its second instance of being used in the third to last paragraph of Section 6.01 of the Base Indenture shall be deleted: “making such payment.”

Section 3.12        Amendment to Section 6.10 of the Base Indenture. Solely as it relates to the Notes, the phrase “Neither the Company, any Guarantor nor the Trustee shall be liable for any shortfall nor shall it benefit” in the last paragraph of Section 6.10 of the Base Indenture shall be deleted and replaced with the following phrase: “None of the Company, the Guarantor or the Trustee shall be liable for any shortfall nor shall any of them benefit”.

Section 3.13        Amendments to Section 7.01 of the Base Indenture. Solely as it relates to the Notes, the following phrase shall be added after the phrase “of this Indenture” in Section 7.01(b)(2) of the Base Indenture: “(but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).”

Section 3.14        Amendments to Section 7.02 of the Base Indenture. Solely as it relates to the Notes, the following clauses shall be added to the end of Section 7.02 of the Base Indenture:

“(i)             Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company request or Company order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

(j)               In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)              In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.”

Section 3.15        Amendments to Section 10.01 of the Base Indenture. Solely as it relates to the Notes, the following phrase in the first paragraph of Section 10.01 of the Base Indenture shall be deleted: “, jointly and severally,”.

Section 3.16        Amendments to Section 11.02 of the Base Indenture.

(a)               The word “telex” and the phrase “,when answered back, if telexed” shall be deleted from the first and third paragraphs of Section 11.02 of the Base Indenture, respectively.

(b)               The address of the Company set forth in Section 11.02 of the Base indenture is hereby replaced with: ConocoPhillips, 925 N. Eldridge Parkway, Houston, TX, 77079, Telephone: 281-293-1000.

(c)               The address of the Guarantor set forth in Section 11.02 of the Base indenture is hereby replaced with: ConocoPhillips Company, 925 N. Eldridge Parkway, Houston, TX, 77079, Telephone: 281-293-1000.

(d)               The address of the Trustee set forth in Section 11.02 of the Base indenture is hereby replaced with: The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, Attn: Corporate Trust Administration, Telephone: (713) 483-6536, Facsimile: (713) 483-6954.

(e)               Solely as it relates to the Notes, the following language will be added to the end of Section 11.02 of the Base Indenture: “In addition to the foregoing, the Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Indenture sent by unsecured e-mail or other similar unsecured electronic methods. If the party elects to give the Trustee e-mail instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s reasonable understanding of such instructions shall be deemed controlling. Except as provided in Section 7.01(c) hereof, the Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions. The party providing electronic instructions agrees to assume all risks (except as provided in Section 7.01(c) hereof) arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk or interception and misuse by third parties.”

Section 3.17        Other Amendments.

(a)               Solely as it relates to the Notes, the following section shall be added to the Base Indenture following Section 2.17 of the Base Indenture:

“Section 2.18 CUSIP Numbers. The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers of the Securities.”

(b)               The following phrases shall be deleted in their entirety from the Base Indenture and replaced with “the Guarantor”: “such Guarantor”, “any Guarantor”, “a Guarantor”, “each Guarantor” and “the Guarantors.”

(c)               The following phrases shall be deleted in their entirety from the Base Indenture and replaced with “the Guarantor’s obligations”: “the Guarantors’ respective obligations” and “the Guarantors’ obligations.”

(d)               The following phrase shall be deleted in its entirety from the Base Indenture: “or any other Guarantor.”

ARTICLE IV

MISCELLANEOUS

Section 4.01        Adoption, Ratification and Confirmation. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.02        Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

Section 4.03        Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

[signature page follows]

IN WITNESS WHEREOF, the Company, the Guarantor and the Trustee have executed this Supplemental Indenture as of the date first above written.

CONOCOPHILLIPS

By:	/s/ Glenda M. Schwarz
	Name:	Glenda M. Schwarz
	Title:	Vice President and Treasurer

CONOCOPHILLIPS COMPANY

By:	/s/ Glenda M. Schwarz
Name: Glenda M. Schwarz Title: Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Julie Hoffman-Ramos
Name: Julie Hoffman-Ramos
Title: Vice President

[Signature Page to ConocoPhillips Supplemental Indenture]

ANNEX 1

Form Of 2027 Notes

[FORM OF] FACE OF INITIAL NOTE

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)               REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)               AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)             TO CONOCOPHILLIPS,

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)             IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

2

CONOCOPHILLIPS

3.750% NOTE DUE 2027

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

CUSIP No. [20825CAV6]1[U20845AD2]2

ISIN: [US20825CAV63]3[USU20845AD21]4

No. [U-001][5][S-001][6]	Principal Amount $[ ]

ConocoPhillips, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto, on October 1, 2027.

Interest Payment Dates:	April 1 and October 1

Record Dates:	March 15 and September 15

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

1 For 144A Note

2 For Reg S Note

3 For 144A Note

4 For Reg S Note

5 For 144A Note

6 For Reg S Note

3

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

CONOCOPHILLIPS

By:

By:

GUARANTEE

ConocoPhillips Company, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS COMPANY

By:

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N. A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

CONOCOPHILLIPS

3.750% NOTE DUE 2027

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

This Security is one of a duly authorized issue of 3.750% Notes due 2027 (the “Securities”) of ConocoPhillips, a Delaware corporation (the “Company”).

1.                  Interest. The Company promises to pay interest on the principal amount of this Security at 3.750% per annum from October 1, 2020 until maturity. The Company will pay interest semiannually, in arrears, on April 1 and October 1 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, and no interest will accrue as a result of such delay. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from October 1, 2020; provided that the first Interest Payment Date shall be April 1, 2021. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.                  Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date referred to on the face hereof (each, a “Record Date”) next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                  Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                  Guarantee. ConocoPhillips Company, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

1

5.                  Indenture. The Company issued the Securities under an Indenture, dated as of October 9, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $981,172,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that any such additional Securities (“Additional Securities”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Securities of such series issued under the Indenture will have a separate CUSIP, ISIN and other identifying number. The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                  Denominations, Transfer, Exchange. The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                  Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

8.                  Redemption. The Securities are redeemable, in whole or in part, at the option of the Company at any time and from time to time prior to the Stated Maturity of the Securities, upon prior notice as provided in Section 2.12 of the Supplemental Indenture, at the Redemption Price set forth in Section 2.10(a) or (b) of the Supplemental Indenture, as applicable, plus accrued and unpaid interest on the Securities, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

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9.                  Amendments and Waivers. Subject to certain exceptions and limitations as set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

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Without the consent of each Holder affected, subject to certain exceptions and limitations as set forth in the Indenture, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.              Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations as set forth in the Indenture, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

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11.              Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.              Trustee Dealings with Company and Guarantor. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.              No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

14.              Authentication and Counterparts. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The parties may sign any number of copies of this Security. Each signed copy shall be an original, but all of them together represent the same Security. The exchange of copies of this Security and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Security as to the parties hereto and may be used in lieu of the original Security and signature pages for all purposes.

15.              CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

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SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

 (Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is [40 days]1[one year]2 after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act; or

(3)	☐	inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	to a non-United States person outside the United States in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐	pursuant to any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

1 For Reg S Note

2 For 144A Note

FORM OF EXCHANGE CERTIFICATE

ConocoPhillips

925 N. Eldridge Parkway

Houston, TX 77079

The Bank of New York Mellon Trust Company, N.A.
Attn: Corporate Trust Admin – ConocoPhillips

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Re: ConocoPhillips (the “Company”)

3.750% Notes due 2027 (the “Notes”)

Reference is hereby made to the Indenture, dated as of October 9, 2002 (the “Base Indenture”) and the First Supplemental Indenture thereto, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among CONOCOPHILLIPS, a Delaware corporation, as issuer, CONOCOPHILLIPS COMPANY, as guarantor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee. Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Notes or an interest in the Notes, in the principal amount of $__________ in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Notes or interest in the Notes are being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO
REGULATION S1

[Date]

Attention:

Re:	ConocoPhillips (the “Company”) 3.750% Notes due 2027 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale or other transfer of $              aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)       the offer of the Notes was not made to a person in the United States;

(2)       either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)       no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)       the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)       we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

1 To be included only with Regulation S notes.

ANNEX 2

Form Of 2028 Notes

[FORM OF] FACE OF INITIAL NOTE

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)          REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)       AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)             TO CONOCOPHILLIPS,

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)              IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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CONOCOPHILLIPS

4.300% NOTE DUE 2028

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

CUSIP No. [20825CAX2]1[U20845AE0]2

ISIN: [US20825CAX20]3[USU20845AE04]4

No. [U-001][5][S-001][6]	Principal Amount $[ ]

ConocoPhillips, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co. or registered assigns, the principal sum of [    ] Dollars, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto, on August 15, 2028.

Interest Payment Dates:	February 15 and August 15

Record Dates:	February 1 and August 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

1 For 144A Note

2 For Reg S Note

3 For 144A Note

4 For Reg S Note

5 For 144A Note

6 For Reg S Note

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IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:
CONOCOPHILLIPS

By:

By:

GUARANTEE

ConocoPhillips Company, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS COMPANY

By:

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N. A.,
as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

CONOCOPHILLIPS

4.300% NOTE DUE 2028

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

This Security is one of a duly authorized issue of 4.300% Notes due 2028 (the “Securities”) of ConocoPhillips, a Delaware corporation (the “Company”).

1.                 Interest. The Company promises to pay interest on the principal amount of this Security at 4.300% per annum from August 15, 2020 until maturity. The Company will pay interest semiannually, in arrears, on February 15 and August 15 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, and no interest will accrue as a result of such delay. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from August 15, 2020; provided that the first Interest Payment Date shall be February 15, 2021. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.               Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date referred to on the face hereof (each, a “Record Date”) next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                 Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.               Guarantee. ConocoPhillips Company, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

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5.                  Indenture. The Company issued the Securities under an Indenture, dated as of October 9, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $972,920,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that any such additional Securities (“Additional Securities”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Securities of such series issued under the Indenture will have a separate CUSIP, ISIN and other identifying number. The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                  Denominations, Transfer, Exchange. The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                     Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

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8.                 Redemption. The Securities are redeemable, in whole or in part, at the option of the Company at any time and from time to time prior to the Stated Maturity of the Securities, upon prior notice as provided in Section 2.12 of the Supplemental Indenture, at the Redemption Price set forth in Section 2.10(a) or (b) of the Supplemental Indenture, as applicable, plus accrued and unpaid interest on the Securities, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

9.               Amendments and Waivers. Subject to certain exceptions and limitations as set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

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Without the consent of each Holder affected, subject to certain exceptions and limitations as set forth in the Indenture, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.              Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations as set forth in the Indenture, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

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11.              Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.             Trustee Dealings with Company and Guarantor. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.              No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

14.              Authentication and Counterparts. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The parties may sign any number of copies of this Security. Each signed copy shall be an original, but all of them together represent the same Security. The exchange of copies of this Security and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Security as to the parties hereto and may be used in lieu of the original Security and signature pages for all purposes.

15.              CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

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SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature
Guaranty Medallion Program)

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is [40 days]1[one year]2 after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act; or

(3)	☐	inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	to a non-United States person outside the United States in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐	pursuant to any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

1 For Reg S Note

2 For 144A Note

FORM OF EXCHANGE CERTIFICATE

ConocoPhillips

925 N. Eldridge Parkway

Houston, TX 77079

The Bank of New York Mellon Trust Company, N.A.
Attn: Corporate Trust Admin – ConocoPhillips

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Re: ConocoPhillips (the “Company”)

4.300% Notes due 2028 (the “Notes”)

Reference is hereby made to the Indenture, dated as of October 9, 2002 (the “Base Indenture”) and the First Supplemental Indenture thereto, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among CONOCOPHILLIPS, a Delaware corporation, as issuer, CONOCOPHILLIPS COMPANY, as guarantor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee. Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Notes or an interest in the Notes, in the principal amount of $__________ in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Notes or interest in the Notes are being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO
REGULATION S1

[Date]

Attention:

Re:	ConocoPhillips (the “Company”) 4.300% Notes due 2028 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale or other transfer of $          aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)       the offer of the Notes was not made to a person in the United States;

(2)       either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)       no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)       the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)       we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

1 To be included only with Regulation S notes.

ANNEX 3

Form Of 2031 Notes

[FORM OF] FACE OF INITIAL NOTE

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)         REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)        AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)              TO CONOCOPHILLIPS,

(B)           PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)           IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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CONOCOPHILLIPS

2.400% NOTE DUE 2031

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

CUSIP No. [20825CAZ7]1[U20845AF7]2

ISIN: [US20825CAZ77]3[USU20845AF78]4

No. [U-001]5[S-001]6

Principal Amount $[ ]

ConocoPhillips, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto, on February 15, 2031.

Interest Payment Dates:	February 15 and August 15

Record Dates:	February 1 and August 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

1 For 144A Note

2 For Reg S Note

3 For 144A Note

4 For Reg S Note

5 For 144A Note

6 For Reg S Note

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IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

CONOCOPHILLIPS

By:

By:

GUARANTEE

ConocoPhillips Company, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS COMPANY

By:

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N. A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

CONOCOPHILLIPS

2.400% NOTE DUE 2031

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

This Security is one of a duly authorized issue of 2.400% Notes due 2031 (the “Securities”) of ConocoPhillips, a Delaware corporation (the “Company”).

1.                  Interest. The Company promises to pay interest on the principal amount of this Security at 2.400% per annum from August 15, 2020 until maturity. The Company will pay interest semiannually, in arrears, on February 15 and August 15 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, and no interest will accrue as a result of such delay. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from August 15, 2020; provided that the first Interest Payment Date shall be February 15, 2021. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.                  Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date referred to on the face hereof (each, a “Record Date”) next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                    Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                    Guarantee. ConocoPhillips Company, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

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5.                  Indenture. The Company issued the Securities under an Indenture, dated as of October 9, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $489,351,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that any such additional Securities (“Additional Securities”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Securities of such series issued under the Indenture will have a separate CUSIP, ISIN and other identifying number. The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                  Denominations, Transfer, Exchange. The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                   Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

8.                  Redemption. The Securities are redeemable, in whole or in part, at the option of the Company at any time and from time to time prior to the Stated Maturity of the Securities, upon prior notice as provided in Section 2.12 of the Supplemental Indenture, at the Redemption Price set forth in Section 2.10(a) or (b) of the Supplemental Indenture, as applicable, plus accrued and unpaid interest on the Securities, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

9.                  Amendments and Waivers. Subject to certain exceptions and limitations as set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

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The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

Without the consent of each Holder affected, subject to certain exceptions and limitations as set forth in the Indenture, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.              Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations as set forth in the Indenture, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

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11.              Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.              Trustee Dealings with Company and Guarantor. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.              No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

14.              Authentication and Counterparts. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The parties may sign any number of copies of this Security. Each signed copy shall be an original, but all of them together represent the same Security. The exchange of copies of this Security and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Security as to the parties hereto and may be used in lieu of the original Security and signature pages for all purposes.

15.              CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

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SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is [40 days]1[one year]2 after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act; or

(3)	☐	inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	to a non-United States person outside the United States in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐	pursuant to any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

1 For Reg S Note

2 For 144A Note

 FORM OF EXCHANGE CERTIFICATE

ConocoPhillips

925 N. Eldridge Parkway

Houston, TX 77079

The Bank of New York Mellon Trust Company, N.A.
Attn: Corporate Trust Admin – ConocoPhillips

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Re: ConocoPhillips (the “Company”)

2.400% Notes due 2031 (the “Notes”)

Reference is hereby made to the Indenture, dated as of October 9, 2002 (the “Base Indenture”) and the First Supplemental Indenture thereto, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among CONOCOPHILLIPS, a Delaware corporation, as issuer, CONOCOPHILLIPS COMPANY, as guarantor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee. Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Notes or an interest in the Notes, in the principal amount of $__________ in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Notes or interest in the Notes are being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO
REGULATION S1

[Date]

Attention:

Re:	ConocoPhillips (the “Company”) 2.400% Notes due 2031 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale or other transfer of $           aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)       the offer of the Notes was not made to a person in the United States;

(2)       either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)       no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)       the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)       we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

1 To be included only with Regulation S notes.

ANNEX 4

Form Of 2047 Notes

[FORM OF] FACE OF INITIAL NOTE

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)               REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)               AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)             TO CONOCOPHILLIPS,

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)             IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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CONOCOPHILLIPS

4.875% NOTE DUE 2047

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

CUSIP No. [20825CBB9]1[U20845AG5]2

ISIN: [US20825CBB90]3[USU20845AG51]4

No. [U-001][5][S-001][6]	Principal Amount $[ ]

ConocoPhillips, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto, on October 1, 2047.

Interest Payment Dates:	April 1 and October 1

Record Dates:	March 15 and September 15

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

1 For 144A Note

2 For Reg S Note

3 For 144A Note

4 For Reg S Note

5 For 144A Note

6 For Reg S Note

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IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

CONOCOPHILLIPS

By:

By:

GUARANTEE

ConocoPhillips Company, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS COMPANY

By:

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N. A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

CONOCOPHILLIPS

4.875% NOTE DUE 2047

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

This Security is one of a duly authorized issue of 4.875% Notes due 2047 (the “Securities”) of ConocoPhillips, a Delaware corporation (the “Company”).

1.                  Interest. The Company promises to pay interest on the principal amount of this Security at 4.875% per annum from October 1, 2020 until maturity. The Company will pay interest semiannually, in arrears, on April 1 and October 1 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, and no interest will accrue as a result of such delay. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from October 1, 2020; provided that the first Interest Payment Date shall be April 1, 2021. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.                  Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date referred to on the face hereof (each, a “Record Date”) next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                  Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                  Guarantee. ConocoPhillips Company, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

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5.                  Indenture. The Company issued the Securities under an Indenture, dated as of October 9, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $799,770,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that any such additional Securities (“Additional Securities”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Securities of such series issued under the Indenture will have a separate CUSIP, ISIN and other identifying number. The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                  Denominations, Transfer, Exchange. The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                  Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

8.                  Redemption. The Securities are redeemable, in whole or in part, at the option of the Company at any time and from time to time prior to the Stated Maturity of the Securities, upon prior notice as provided in Section 2.12 of the Supplemental Indenture, at the Redemption Price set forth in Section 2.10(a) or (b) of the Supplemental Indenture, as applicable, plus accrued and unpaid interest on the Securities, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

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9.                  Amendments and Waivers. Subject to certain exceptions and limitations as set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

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Without the consent of each Holder affected, subject to certain exceptions and limitations as set forth in the Indenture, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.              Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations as set forth in the Indenture, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

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11.              Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.              Trustee Dealings with Company and Guarantor. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.              No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

14.              Authentication and Counterparts. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The parties may sign any number of copies of this Security. Each signed copy shall be an original, but all of them together represent the same Security. The exchange of copies of this Security and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Security as to the parties hereto and may be used in lieu of the original Security and signature pages for all purposes.

15.              CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

5

SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

 (Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is [40 days]1[one year]2 after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act; or

(3)	☐	inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	to a non-United States person outside the United States in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐	pursuant to any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

1 For Reg S Note

2 For 144A Note

FORM OF EXCHANGE CERTIFICATE

ConocoPhillips

925 N. Eldridge Parkway

Houston, TX 77079

The Bank of New York Mellon Trust Company, N.A.
Attn: Corporate Trust Admin – ConocoPhillips

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Re:   ConocoPhillips (the “Company”)

4.875% Notes due 2047 (the “Notes”)

Reference is hereby made to the Indenture, dated as of October 9, 2002 (the “Base Indenture”) and the First Supplemental Indenture thereto, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among CONOCOPHILLIPS, a Delaware corporation, as issuer, CONOCOPHILLIPS COMPANY, as guarantor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee. Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Notes or an interest in the Notes, in the principal amount of $__________ in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Notes or interest in the Notes are being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO
REGULATION S1

[Date]

Attention:

Re:	ConocoPhillips (the “Company”) 4.875% Notes due 2047 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale or other transfer of $ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)       the offer of the Notes was not made to a person in the United States;

(2)       either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)       no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)       the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)       we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

1 To be included only with Regulation S notes.

ANNEX 5

Form Of 2048 Notes

[FORM OF] FACE OF INITIAL NOTE

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1)               REPRESENTS THAT

(A)             IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B)              IT IS NOT A “U.S. PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2)               AGREES FOR THE BENEFIT OF CONOCOPHILLIPS THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A)             TO CONOCOPHILLIPS,

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D)             IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, CONOCOPHILLIPS RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

2

CONOCOPHILLIPS

4.850% NOTE DUE 2048

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

CUSIP No. [20825CBD5]1[U20845AH3]2

ISIN: [US20825CBD56]3[USU20845AH35]4

No. [U-001][5][S-001][6]	Principal Amount $[ ]

ConocoPhillips, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] Dollars, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto, on August 15, 2048.

Interest Payment Dates:	February 15 and August 15

Record Dates:	February 1 and August 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

1 For 144A Note

2 For Reg S Note

3 For 144A Note

4 For Reg S Note

5 For 144A Note

6 For Reg S Note

3

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

CONOCOPHILLIPS

By:

By:

GUARANTEE

ConocoPhillips Company, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS COMPANY

By:

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N. A.,

as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

CONOCOPHILLIPS

4.850% NOTE DUE 2048

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS COMPANY

This Security is one of a duly authorized issue of 4.850% Notes due 2048 (the “Securities”) of ConocoPhillips, a Delaware corporation (the “Company”).

1.                  Interest. The Company promises to pay interest on the principal amount of this Security at 4.850% per annum from August 15, 2020 until maturity. The Company will pay interest semiannually, in arrears, on February 15 and August 15 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day, and no interest will accrue as a result of such delay. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from August 15, 2020; provided that the first Interest Payment Date shall be February 15, 2021. The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.                  Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date referred to on the face hereof (each, a “Record Date”) next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium (if any) on and interest on the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (a) by wire transfer with respect to Global Securities or (b) by wire transfer or by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                  Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                  Guarantee. ConocoPhillips Company, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5.                  Indenture. The Company issued the Securities under an Indenture, dated as of October 9, 2002 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein. The Securities are unsecured general obligations of the Company limited to $589,822,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that any such additional Securities (“Additional Securities”) issued of any series that are not fungible, for U.S. federal income tax purposes, with the original Securities of such series issued under the Indenture will have a separate CUSIP, ISIN and other identifying number. The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                  Denominations, Transfer, Exchange. The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                  Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

8.                  Redemption. The Securities are redeemable, in whole or in part, at the option of the Company at any time and from time to time prior to the Stated Maturity of the Securities, upon prior notice as provided in Section 2.12 of the Supplemental Indenture, at the Redemption Price set forth in Section 2.10(a) or (b) of the Supplemental Indenture, as applicable, plus accrued and unpaid interest on the Securities, if any, to the applicable Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent. In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

9.                  Amendments and Waivers. Subject to certain exceptions and limitations as set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

Without the consent of each Holder affected, subject to certain exceptions and limitations as set forth in the Indenture, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.              Defaults and Remedies. Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations as set forth in the Indenture, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

11.              Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.              Trustee Dealings with Company and Guarantor. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.              No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

14.              Authentication and Counterparts. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The parties may sign any number of copies of this Security. Each signed copy shall be an original, but all of them together represent the same Security. The exchange of copies of this Security and of signature pages by facsimile, PDF or any other electronic means will constitute effective execution and delivery of this Security as to the parties hereto and may be used in lieu of the original Security and signature pages for all purposes.

15.              CUSIP Numbers. The Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature

Guaranty Medallion Program)

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is [40 days]1[one year]2 after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	pursuant to an effective registration statement under the Securities Act; or

(3)	☐	inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	to a non-United States person outside the United States in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐	pursuant to any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

1 For Reg S Note

2 For 144A Note

FORM OF EXCHANGE CERTIFICATE

ConocoPhillips

925 N. Eldridge Parkway

Houston, TX 77079

The Bank of New York Mellon Trust Company, N.A.
Attn: Corporate Trust Admin – ConocoPhillips

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Re: ConocoPhillips (the “Company”)

4.850% Notes due 2048 (the “Notes”)

Reference is hereby made to the Indenture, dated as of October 9, 2002 (the “Base Indenture”) and the First Supplemental Indenture thereto, dated as of February 8, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”), among CONOCOPHILLIPS, a Delaware corporation, as issuer, CONOCOPHILLIPS COMPANY, as guarantor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee. Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Notes or an interest in the Notes, in the principal amount of $__________ in such Notes or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Notes or interest in the Notes are being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

FORM OF CERTIFICATE TO BE DELIVERED IN
CONNECTION WITH TRANSFERS PURSUANT TO
REGULATION S1

[Date]

Attention:

Re:	ConocoPhillips (the “Company”) 4.850% Notes due 2048 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale or other transfer of $ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)       the offer of the Notes was not made to a person in the United States;

(2)       either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)       no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)       the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)       we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

1 To be included only with Regulation S notes.